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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                          June 28, 2005 (June 23, 2005)

                                MICROISLET, INC.
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               (Exact Name of Registrant as Specified in Charter)

            NEVADA                 001-32202                     88-0408274
            ------                 ---------                     ----------
(State or Other Jurisdiction of   (Commission                  (IRS Employer
        Incorporation)            File Number)               Identification No.)


  6370 Nancy Ridge Drive, Suite 112                                92121
        San Diego, California
        ---------------------                                     ---------
(Address of Principal Executive Offices)                          Zip Code


                                 (858) 657-0287
                                 --------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
          AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) As previously disclosed in our quarterly reports for the periods ended March 31, 2004 and June 30, 2004, we issued warrants to settle demands for payment made by certain parties who claimed to have rendered services in connection with our financing that closed in March 2004. In the previously issued financial statements, the fair value of these warrants had been charged against the proceeds of the financing. Our management has now determined that the value of the warrants should have been recorded as a period expense in the first and second quarters of 2004 rather than as an offset against the proceeds of the financing.

On June 23, 2005, the audit committee determined, in consultation with management, that as a result of the errors in the accounting treatment for these non-cash charges, a restatement of the financial statements for the fiscal year ended December 31, 2004 and the first quarter of 2005 is required. As a result, the previously issued financial statements for those periods, including the report of independent registered accountants thereon, and any related earnings releases, should no longer be relied upon. The restatement will involve changes to our balance sheets, statements of operations, statements of stockholders' equity and statements of cash flows as well as the footnotes thereto.

We plan to file an amended Form 10-KSB for the year ended December 31, 2004, which will present restated audited financial statements for the year ended December 31, 2004. We also plan to file an amended Form 10-QSB for the quarter ended March 31, 2005, which will present restated unaudited financial statements for the three month periods ended March 31, 2004 and 2005. In addition, we will restate our interim financial information for the three and six month periods ended June 30, 2004, and the nine month period ended September 30, 2004, respectively, on a prospective basis in our quarterly reports on Form 10-QSB for the quarterly periods ending June 30, 2005 and September 30, 2005, respectively.

We expect to file our Form 10-KSB/A and Form 10-QSB/A as soon as practicable.

Our audit committee and our management have discussed the matters disclosed in this filing with our independent registered public accounting firm.

(b) Not applicable.

(c) Not applicable.










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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 28, 2005                     MICROISLET, INC.


                                        By: /s/ John F. Steel IV
                                            ------------------------------------
                                            John F. Steel IV
                                            Chairman and Chief Executive Officer




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